UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2023

KIMCO REALTY CORPORATION

KIMCO REALTY OP, LLC

(Exact name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway

Suite 201

Jericho, NY 11753

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (516) 869-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Kimco Realty Corporation

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Kimco Realty OP, LLC

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Kimco Realty Corporation Yes   ☐ No  ☒           Kimco Realty OP, LLC Yes   ☐ No  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation  ☐            Kimco Realty OP, LLC ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2023, the Board of Directors of Kimco Realty Corporation, a Maryland corporation (the “Company”), amended and restated the Company’s bylaws (the “Bylaws”) to implement proxy access by adding Article II, Section 14 of the Bylaws to permit a stockholder (or group of up to 20 stockholders), owning 3% or more of the Company’s common stock continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director candidates constituting up to 20% of the Board elected by holders of the Company’s common stock, provided that the stockholder (or group) and each nominee satisfy the requirements specified in the Bylaws. The amended and restated Bylaws also include other non-substantive, ministerial, clarifying and conforming changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Kimco Realty Corporation, dated January 31, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: February 2, 2023	/s/ Glenn G. Cohen
Glenn G. Cohen
Executive Vice President, Chief Financial Officer and Treasurer

KIMCO REALTY OP, LLC
By: KIMCO REALTY CORPORATION, Managing Member

/s/ Glenn G. Cohen
Glenn G. Cohen
Executive Vice President, Chief Financial Officer and Treasurer